RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: Wind Acquisition Finance S.A. (WINDIM 11.75% 7/15/2017 144A CUSIP 97314XAE)

3.	Underwriter from whom purchases: Deutsche Bank Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $9,807,695

6.	Aggregate principal amount of offering: $1,949,840,000

7.	Purchase price (net of fees and expenses): $97.492

8.	Offering price at close of first day on which any sales were made: $97.492

9.	Date of Purchase: 7/1/09

10.	Date offering commenced: 7/1/09

11.	Commission, spread or profit: 1.75%

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	__	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	X	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			__	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 8, 2009

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: Atlas Energy Operating Company, LLC (ATN 12.125% 8/1/2017 CUSIP 049302AE)

3.	Underwriter from whom purchases: Banc of America Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $524,921

6.	Aggregate principal amount of offering: $196,232,000

7.	Purchase price (net of fees and expenses): $98.116

8.	Offering price at close of first day on which any sales were made: $98.116

9.	Date of Purchase: 7/13/09

10.	Date offering commenced: 7/13/09

11.	Commission, spread or profit: 2.25%

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	__	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			X	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	__	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 8, 2009

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: SBA Telecommunications (SBAC 8.00% 8/15/2016 144A Cusip 78401FAA)

3.	Underwriter from whom purchases: Barclays Capital Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $4,007,966

6.	Aggregate principal amount of offering: $372,487,500

7.	Purchase price (net of fees and expenses): $99.33

8.	Offering price at close of first day on which any sales were made: $99.33

9.	Date of Purchase: 7/21/09

10.	Date offering commenced: 7/21/09

11.	Commission, spread or profit: 2.00%

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	__	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	X	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			__	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 8, 2009

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: SBA Telecommunications (SBAC 8.25% 8/15/2019 144A Cusip 78401FAB)

3.	Underwriter from whom purchases: Barclays Capital Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $3,807,437

6.	Aggregate principal amount of offering: $371,820,000

7.	Purchase price (net of fees and expenses): $99.152

8.	Offering price at close of first day on which any sales were made: $99.152

9.	Date of Purchase: 7/21/09

10.	Date offering commenced: 7/21/09

11.	Commission, spread or profit: 2.00%

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	__	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	X	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			__	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 8, 2009

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: Greif Inc. (GEF 7.75% 8/1/2019 144A Cusip 397624AF)

3.	Underwriter from whom purchases: Banc of America Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $4,740,045

6.	Aggregate principal amount of offering: $241,592,500

7.	Purchase price (net of fees and expenses): $96.637

8.	Offering price at close of first day on which any sales were made: $96.637

9.	Date of Purchase: 7/23/09

10.	Date offering commenced: 7/23/09

11.	Commission, spread or profit: 1.63%

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	__	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	X	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			__	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 8, 2009

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: Arch Coal, Inc. (ACI 8.75% 8/1/2016 144A Cusip 039380AA)

3.	Underwriter from whom purchases: Banc of America Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $6,286,428

6.	Aggregate principal amount of offering: $584,784,000

7.	Purchase price (net of fees and expenses): $97.464

8.	Offering price at close of first day on which any sales were made: $97.464

9.	Date of Purchase: 7/28/09

10.	Date offering commenced: 7/28/09

11.	Commission, spread or profit: 2.00%

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	__	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	X	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			__	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 8, 2009

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: Ball Corporation (BLL 7.125% 9/1/2016 Cusip 058498AM)

3.	Underwriter from whom purchases: Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $5,364,131

6.	Aggregate principal amount of offering: $367,406,250

7.	Purchase price (net of fees and expenses): $97.975

8.	Offering price at close of first day on which any sales were made: $97.975

9.	Date of Purchase: 8/11/09

10.	Date offering commenced: 8/11/09

11.	Commission, spread or profit: 1.50%

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	__	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			X	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	__	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	__	__

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 8, 2009

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: Ball Corporation (BLL 7.375% 9/1/2016 Cusip 058498AN)

3.	Underwriter from whom purchases: Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $5,839,969

6.	Aggregate principal amount of offering: $316,595,500

7.	Purchase price (net of fees and expenses): $97.414

8.	Offering price at close of first day on which any sales were made: $97.414

9.	Date of Purchase: 8/11/09

10.	Date offering commenced: 8/11/09

11.	Commission, spread or profit: 1.50%

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	__	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			X	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	__	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 8, 2009

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: Ford Motor Credit Company LLC (F 8.70% 10/1/2014 Cusip 345397VL)

3.	Underwriter from whom purchases: Banc of America Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $11,011,817

6.	Aggregate principal amount of offering: $988,050,000

7.	Purchase price (net of fees and expenses): $98.805

8.	Offering price at close of first day on which any sales were made: $98.805

9.	Date of Purchase: 9/16/09

10.	Date offering commenced: 9/16/09

11.	Commission, spread or profit: 1.50%

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	__	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			X	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	__	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	October 8, 2009

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: Solutia Inc. (SOA 8.75% 11.1.2017 Cusip 834375AK)

3.	Underwriter from whom purchases: Deutsche Bank Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $6,285,000

6.	Aggregate principal amount of offering: $400,000,000

7.	Purchase price (net of fees and expenses): $100.00

8.	Offering price at close of first day on which any sales were made: $100.00

9.	Date of Purchase: 10/9/09

10.	Date offering commenced: 10/9/09

11.	Commission, spread or profit: $2.25

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	__	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			X	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	__	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 9, 2009

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: Intelsat Jackson Holding (INTEL 8.50% 11/1/2019 144A Cusip 458207AG)

3.	Underwriter from whom purchases: Banc of America Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $10,546,304

6.	Aggregate principal amount of offering: $495,830,000

7.	Purchase price (net of fees and expenses): $99.166

8.	Offering price at close of first day on which any sales were made: $99.166

9.	Date of Purchase: 10/14/09

10.	Date offering commenced: 10/14/09

11.	Commission, spread or profit: $2.00

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	__	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	X	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			__	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 9, 2009

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: Navistar International Corporation (NAV 8.25% 11/1/2021 Cusip 63934EAM)

3.	Underwriter from whom purchases: Credit Suisse Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $15,971,182

6.	Aggregate principal amount of offering: $963,280,000

7.	Purchase price (net of fees and expenses): $96.328

8.	Offering price at close of first day on which any sales were made: $96.328

9.	Date of Purchase: 10/22/09

10.	Date offering commenced: 10/22/09

11.	Commission, spread or profit: $1.65

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	__	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			X	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	__	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	December 9, 2009

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: Virginia Media Finance PLC Cusip 92769VAB)

3.	Underwriter from whom purchases: Deutsch Bank Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $10,997,095

6.	Aggregate principal amount of offering: $600,000,000

7.	Purchase price (net of fees and expenses): $98.364

8.	Offering price at close of first day on which any sales were made: $98.364

9.	Date of Purchase: 11/4/09

10.	Date offering commenced: 11/4/09

11.	Commission, spread or profit: $1.48

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	__	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			X	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	__	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	__	__

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	January 22, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: Triumph Group Inc. Cusip 896818AC

3.	Underwriter from whom purchases: Banc of America Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $4,642,082

6.	Aggregate principal amount of offering: $175,000,000

7.	Purchase price (net of fees and expenses): $98.588

8.	Offering price at close of first day on which any sales were made: $98.588

9.	Date of Purchase: 11/10/09

10.	Date offering commenced: 11/10/09

11.	Commission, spread or profit: $2.00

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	__	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			X	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	__	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	January 22, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: Johnson Diversey Holdings Inc. Cusip 479269AE

3.	Underwriter from whom purchases: Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $2.320,578

6.	Aggregate principal amount of offering: $400,000,000

7.	Purchase price (net of fees and expenses): $99.170

8.	Offering price at close of first day on which any sales were made: $99.170

9.	Date of Purchase: 11/19/09

10.	Date offering commenced: 11/19/09

11.	Commission, spread or profit: $2.00

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	__	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			X	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			__	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	__	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	January 22, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: Cloud Peak Energy Resources LLC CLD 8.25% 12/15/17 Cusip 18911MAA

3.	Underwriter from whom purchases: Morgan Stanley and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $13,897,520

6.	Aggregate principal amount of offering: $300,000,000

7.	Purchase price (net of fees and expenses): $99.268

8.	Offering price at close of first day on which any sales were made: $99.268

9.	Date of Purchase: 11/20/09

10.	Date offering commenced: 11/20/09

11.	Commission, spread or profit: $2.00

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	__	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			X	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	__	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	January 22, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: Cloud Peak Energy Resources LLC CLD 8.50% 12/15/19 Cusip 18911MAB

3.	Underwriter from whom purchases: Morgan Stanley and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $11,899,200

6.	Aggregate principal amount of offering: $300,000,000

7.	Purchase price (net of fees and expenses): $99.160

8.	Offering price at close of first day on which any sales were made: $99.160

9.	Date of Purchase: 11/20/09

10.	Date offering commenced: 11/20/09

11.	Commission, spread or profit: $2.00

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	__	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			X	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	__	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	January 22, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: JDA Software Group Inc. Cusip 46612KAA

3.	Underwriter from whom purchases: Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $4,573,246

6.	Aggregate principal amount of offering: $275,000,000

7.	Purchase price (net of fees and expenses): $98.988

8.	Offering price at close of first day on which any sales were made: $98.988

9.	Date of Purchase: 12/7/09

10.	Date offering commenced: 12/7/09

11.	Commission, spread or profit: $2.00

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	__	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			X	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	__	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	January 22, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: McJunkin Red Man Corp. Cusip 581241AA

3.	Underwriter from whom purchases: Goldman Sachs and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $22,310,674

6.	Aggregate principal amount of offering: $975,330,000

7.	Purchase price (net of fees and expenses): $97.533

8.	Offering price at close of first day on which any sales were made: $97.533

9.	Date of Purchase: 12/160/09

10.	Date offering commenced: 12/16/09

11.	Commission, spread or profit: $1.75

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	__	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			X	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	__	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	January 22, 2010

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income Fund

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio: Integrity High Income Fund

2.	Name of Issuer: GXS Worldwide Inc. Cusip 36190QAA

3.	Underwriter from whom purchases: Morgan Stanley and Company

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $7,346,100

6.	Aggregate principal amount of offering: $768,891,800

7.	Purchase price (net of fees and expenses): $97.648

8.	Offering price at close of first day on which any sales were made: $97.648

9.	Date of Purchase: 12/17/09

10.	Date offering commenced: 12/17/09

11.	Commission, spread or profit: $2.50

12.	Have the following conditions been satisfied?		Yes	No

	a.	The securities are:

		part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X	__

		Eligible Municipal Securities;	__	__

		sold in an Eligible Foreign Offering; OR	__	__

		sold in an Eligible Rule 144A Offering?	__	__

b.

(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer) ; OR

			Yes	No
			X	__

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

			__	__

	c.	The underwriting was a firm commitment underwriting?	X	__

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X	__

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X	__

f.

(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

			X	__

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

		(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	__	__

(ii) The principal amount of the offering of such class in any concurrent public offering?

	g.	(1) No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X	__

		(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?	__	__

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X	__

I have submitted these answers and completed this form based on all available information.

Name:	Madalina Bal
Title:	Regulatory Reporting Manager
Date:	January 22, 2010